UNITED STATES
    SECURITIES AND EXCHANGE COMMISSION
            Washington, D.C. 20549

           SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
             EXCHANGE ACT OF 1934


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            VIREXX MEDICAL CORP.
 (Name of Registrant as Specified in Its Charter)

               NOT APPLICABLE
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